UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 7, 2014

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE Cedar Rapids, Iowa	52498
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On January 7, 2014, the Company announced the promotion of Jeffrey A. Standerski to Senior Vice President, Information Management Services. The Company’s press release announcing this appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Jeffrey A. Standerski (47) previously served as Vice President and General Manager, Business and Regional Systems from July 2013 to January 2014, Vice President and General Manager, Air Transport Systems from October 2006 to July 2013 and as Vice President, Strategy Development for Commercial Systems prior thereto. There are no relationships or arrangements regarding Mr. Standerski that are disclosable pursuant to Items 401(b), 401(d) or 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of the Company dated January 7, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated: January 14, 2014	By	/s/ Vaughn M. Klopfenstein
Vaughn M. Klopfenstein
Associate General Counsel and
Assistant Secretary

Exhibit Index

99.1    Press Release of the Company dated January 7, 2014